DIMENSIONAL ETF TRUST

	Ticker:	Exchange:
Dimensional Global Sustainability Fixed Income ETF	DFSB	NYSE Arca, Inc.

Summary Prospectus

February 28, 2024

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2024, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Dimensional Global Sustainability Fixed Income ETF (the “Global Sustainability Fixed Income ETF” or “Portfolio”) is to seek to maximize total returns from the universe of debt securities in which the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver and/or Expense Reimbursement[1]	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.24%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2025, and may only be terminated by the Trust’s Board of Trustees prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

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1 Year	3 Years	5 Years	10 Years
$25	$90	$163	$375

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the period November 15, 2022 to October 31, 2023, the Portfolio's portfolio turnover rate was 37% of the average value of its investment portfolio.

Principal Investment Strategies

The Global Sustainability Fixed Income ETF invests in a broad portfolio of investment grade debt securities (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Investor’s Service, Inc. (“Moody’s”)) of U.S. and non-U.S. corporate and government issuers, including mortgage-backed securities, while excluding or underweighting securities of corporate and certain non-sovereign government issuers based upon the Portfolio’s sustainability impact considerations. The Portfolio may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. At times, the Portfolio may invest a majority of its net assets in securities of U.S. and non-U.S. government issuers. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates.

The Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected relative return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In managing the Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected term premium and also increase or decrease investment exposure to non-government securities depending on the expected credit premium.

The Portfolio will primarily invest in securities that mature within twenty years from the date of settlement, but may, as in the case of mortgage-backed securities, invest in securities with longer maturities. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one half year

Dimensional Global Sustainability Fixed Income ETF	3

greater than, and no less than one year below, the weighted average duration of the Bloomberg Global Aggregate Bond Index (Hedged to USD), which was approximately 6.70 years as of December 31, 2023. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. Under normal circumstances, the Portfolio invests at least 30% of its net assets in non-U.S. issuers. As of the date of the Prospectus, the Portfolio invests approximately 42% of its net assets in U.S. issuers. This percentage will change due to market conditions. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country.

As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in fixed income securities considered to be investment grade quality. The Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, including mortgage-backed securities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and its instrumentalities.

The Portfolio’s investments may include foreign securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may use derivatives, such as futures contracts and options on futures contracts, for hedging purposes such as hedging its interest rate or currency exposure or for non-hedging purposes as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account the impact that companies may have on the environment and other sustainability considerations when making investment decisions for the Portfolio. Relative to a portfolio without these considerations, the

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Portfolio will exclude or underweight securities of companies that, according to the Portfolio’s sustainability impact considerations, may be less sustainable as compared either to other companies with securities in the Portfolio’s investment universe or other companies with similar business lines. Similarly, relative to a portfolio without sustainability impact considerations, the Portfolio will overweight securities of companies that, according to the Portfolio’s sustainability impact considerations, may be more sustainable as compared either to other companies with securities in the Portfolio’s investment universe or other companies with similar business lines. In considering sustainability impact and other factors that the Advisor believes may be important to investors, the Advisor will consider greenhouse gas emissions intensity, fossil fuel reserves, coal, land use, water use, factory farming activities, biodiversity, involvement in toxic spills or releases, operational waste, tobacco, palm oil, cluster munitions manufacturing, landmine manufacturing, civilian firearms manufacturing, the ownership or operation of private prisons and/or immigrant detention facilities, child labor, and severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the UN Global Compact Principles and the OECD Guidelines for Multinational Enterprises), among other factors. In particular, the Portfolio will exclude securities of companies the Advisor considers to have high greenhouse gas emissions intensity or fossil fuel reserves relative to other issuers. The Advisor may engage third party service providers to provide research and/or ratings information relating to the Portfolio’s sustainability impact considerations with respect to securities in the Portfolio, where information is available from such providers. In addition to excluding or underweighting securities of corporate issuers based upon the Portfolio’s sustainability impact considerations, the Portfolio also will generally exclude or underweight securities of supranational organizations and certain non-sovereign governmental agencies (both U.S. and non-U.S.) that may be less sustainable as compared to other similar issuers, based upon the Portfolio’s sustainability impact considerations. The Portfolio’s investments in securities of U.S. and non-U.S. sovereign issuers are not subject to the sustainability impact considerations identified above. The Advisor, however, considers securities issued by the U.S. Treasury and certain U.S. agencies and instrumentalities that are not subject to the sustainability impact considerations identified above to be consistent with the Portfolio’s strategy of investing in sustainable investments.

The Portfolio may periodically modify, add, or remove certain sustainability impact considerations. (See “Additional Information on Investment Objectives and Policies—Applying the Portfolios’ Sustainability Impact Considerations” in the Prospectus.)

The Portfolio is an actively managed exchange traded fund and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than such index funds.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and

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is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and a fund that owns them, to rise or fall.

Sustainability Impact Consideration Investment Risk: A fund that takes into account sustainability impact considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability impact considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability impact considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability impact considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability impact considerations when it is otherwise disadvantageous to do so. The sustainability impact considerations may also cause a fund’s industry allocations to deviate from that of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability impact of each company with securities eligible for purchase. For example, the Advisor may not be able to determine an overall sustainability impact score for each company based on the sustainability considerations because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability impact consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. The Advisor’s assessment of a company’s sustainability impact may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very

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low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or

Dimensional Global Sustainability Fixed Income ETF	7

foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions and/or

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other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors.

Market Trading Risk: Active trading markets for a fund’s shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in a fund’s shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of a fund will continue to be met.

Premium/Discount Risk: The net asset value (“NAV”) of a fund and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

International Closed Market Trading Risk: To the extent that the underlying securities held by a fund trade on an exchange that is closed when the securities exchange on which a fund’s shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

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Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Large Shareholder Risk: Certain shareholders, including other funds or accounts advised by the Advisor, may from time to time own a substantial amount of a fund’s shares. In addition, a third party investor, the Advisor, an authorized participant, a lead market maker, or another entity may invest in a fund and hold its investment for a limited period of time solely to facilitate commencement of a fund or to facilitate a fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of a fund would be maintained at such levels or that a fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Dimensional Global Sustainability Fixed Income ETF —Total Returns

January 2023-December 2023
Highest Quarter	Lowest Quarter
7.65% 2023, Q4	-1.62% 2023, Q3

Annualized Returns (%) Periods ended December 31, 2023
		Since
	1 Year	Inception
Dimensional Global Sustainability Fixed Income ETF
Return Before Taxes	9.39%	8.42%	[1]
Return After Taxes on Distributions	7.00%	6.16%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	5.49%	5.42%	[1]
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	7.15%	6.15%	[1]

1.	Since inception November 15, 2022.

The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the Global Sustainability Fixed Income ETF is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

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• Lacey N. Huebel, Head of Responsible Investment, North America, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

Purchase and Sale of Fund Shares

The Portfolio issues (or redeems) shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio consists of 50,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order. However, the Portfolio also reserves the right to permit or require Creation Units to be issued (or redeemed) entirely or partially for cash.

Individual Portfolio shares may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Portfolio shares trade at market prices rather than at NAV, Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV. Recent information, including information on the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

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Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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